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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                               MFS(R) HIGH
                               INCOME FUND

                               ANNUAL REPORT o JANUARY 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 44 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 27
Notes to Financial Statements ............................................. 34
Independent Auditors' Report .............................................. 42
Trustees and Officers ..................................................... 47

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter five months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been quite volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John F. Addeo]
     John F. Addeo

For the 12 months ended January 31, 2002, Class A shares of the fund provided a total return of -5.50%, Class B shares -5.94%, Class C shares -5.91%, and Class I shares -4.99%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -4.97% return for the fund's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index), which includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the Index. During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -3.74%.

Q. WHAT FACTORS CAUSED THE FUND TO LAG THE LEHMAN INDEX AND LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. The fund's struggles during the period can largely be traced to the fact that we didn't follow the crowd. Instead, we remained focused on unrated securities or bonds with lower credit ratings because this is where we believe the value of our Original Research(SM) gives us an advantage toward pursuing our goal of higher returns versus our benchmarks over the long term. Unfortunately, however, lower-rated bonds underperformed higher-rated issues during the period and our benchmark maintained a greater percentage of higher-rated securities relative to the fund. While our approach hurt performance during this particular period, we feel good about the fund's positioning going forward.

Q. CAN YOU TELL US MORE ABOUT THE PAST YEAR'S OVERALL INVESTMENT ENVIRONMENT FOR HIGH-YIELD SECURITIES?

A. During the past year, the high-yield market contended with an extraordinary confluence of events. They included an increase in defaults, a recession, rapid changes in mutual fund flows, volatility in new issuance, domestic terrorist attacks, and a dramatic weakening in telecommunications fundamentals. In fact, two of the largest sectors of the high-yield market -- wireless and wireline telecommunications -- experienced extremely difficult business environments. The wireline telecommunications sector in particular was confronted with weak fundamentals, lack of funding, overcapacity and a risk-averse market environment during most of 2001.

Q.  DID YOU MAKE ANY ADJUSTMENTS TO THE FUND GIVEN THESE FACTORS?

A. When the opportunity arose, we upgraded the portfolio into "BB"-rated bonds across a broad range of sectors, given the relatively reliable cash flow of these companies. In general, higher-quality bonds across most sectors of the market performed well for the portfolio during the period.

Q.  WHAT INDUSTRY SECTORS OF THE MARKET HELPED PERFORMANCE?

A. Positive contributors were primarily among the fund's defensive holdings, which helped preserve investors' capital during a difficult period for the high-yield market. Holdings in the gaming and media sectors showed improving cash flows and profitability outlooks. Consequently, names such as Charter Communications, Adelphia Communications, and MGM Grand remained prominent positions during the period. Holdings in companies such as Lyondell Chemical, in the basic materials sector, were also increased during the period as we began to see the potential for improving business fundamentals and because we anticipate a rebound in economic activity, which could help basic materials companies such as Lyondell.

Q. IN ADDITION TO ADDING DEFENSIVE NAMES IN THE MEDIA AND GAMING SECTORS, WHAT OTHER FACTORS HELPED IN THIS DIFFICULT ENVIRONMENT?

A. Strong security selection in defensive sectors such as energy, containers, paper, and broadcasting also helped performance during the period. Although some travel-related bonds registered some of the largest price declines following the September 11 attacks, the portfolio was well positioned in better-quality names, which have since recovered most of their initial losses.

Q.  WHICH HOLDINGS WERE A DRAG ON PERFORMANCE?

A. Our telecommunications holdings continued to be a drag on performance. We started last year slightly overweighted in this industry, but reduced our exposure in response to deteriorating business fundamentals in the first half of 2001. At the end of the period, we were slightly underweighted in the telecommunications sector. Given the economic slowdown, we also reduced exposure to cyclical industries such as steel and paper in the first half of the year. While these decisions benefited performance, many of our remaining holdings in these areas detracted from total return during the first half of the period.

Q.  WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. In the near term, we believe there could be continued uncertainty in the high-yield market. While we think the Federal Reserve Board and the U.S. government have done an excellent job containing the economic downturn, corporate earnings are expected to remain weak for at least the next quarter or two. Despite this uncertainty, however, we think there are still attractive high-yield opportunities out there. Spreads -- the difference in available yields between high-yield investments and Treasuries -- remain wide on a historical basis. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) In addition, barring any unforeseen financial or political crisis, with the economy at a potential low point, we think the stage is set for better times for the high-yield market and the fund.

/s/ John F. Addeo

    John F. Addeo
    Portfolio Manager

Note to shareholders: Effective December 31, 2001, John F. Addeo became sole portfolio manager of the fund.

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   JOHN F. ADDEO, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS.

   JOHN JOINED MFS AS A RESEARCH ANALYST IN 1998. HE BECAME VICE PRESIDENT IN 1999, ASSOCIATE PORTFOLIO MANAGER IN 2000, AND PORTFOLIO MANAGER IN 2001. PREVIOUSLY, HE WAS A QUANTITATIVE ANALYST AND A VICE PRESIDENT IN THE HIGH-YIELD GROUPS OF SEVERAL MAJOR INVESTMENT COMPANIES. HE RECEIVED A BACHELOR OF SCIENCE DEGREE FROM SIENA COLLEGE IN 1984. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                     SEEKS HIGH CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         FEBRUARY 17, 1978

  CLASS INCEPTION:               CLASS A  FEBRUARY 17, 1978
                                 CLASS B  SEPTEMBER 27, 1993
                                 CLASS C  JANUARY 3, 1994
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $1.4 BILLION NET ASSETS AS OF JANUARY 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended January 31, 2002)

                                                    Lehman Brothers
                           MFS High Income            High Yield
                           Fund - Class A             Bond Index
          "1/92"              $ 9,525                   $10,000
          "1/94"               13,092                    13,366
          "1/96"               14,835                    15,590
          "1/98"               18,963                    19,957
          "1/00"               19,998                    20,189
          "1/02"               18,774                    19,169

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2002

CLASS A
                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                             -5.50%         -2.03%        +13.49%       + 97.10%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                         -5.50%         -0.68%        + 2.56%       +  7.02%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                         -9.99%         -2.28%        + 1.57%       +  6.50%
------------------------------------------------------------------------------------------------------------------------------

CLASS B
                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                             -5.94%         -3.84%        + 9.84%       + 85.59%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                         -5.94%         -1.30%        + 1.89%       +  6.38%
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Average Annual Total Return Including Sales Charge                         -9.36%         -2.05%        + 1.63%       +  6.38%
------------------------------------------------------------------------------------------------------------------------------

CLASS C
                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                             -5.91%         -3.82%        + 9.84%       + 86.65%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                         -5.91%         -1.29%        + 1.89%       +  6.44%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                         -6.76%         -1.29%        + 1.89%       +  6.44%
------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                             -4.99%         -1.11%        +15.26%       +100.23%
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Average Annual Total Return Excluding Sales Charge                         -4.99%         -0.37%        + 2.88%       +  7.19%
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Average Annual Total Return Including Sales Charge                         -4.99%         -0.37%        + 2.88%       +  7.19%
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
COMPARATIVE INDICES(+)
                                                                           1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------------------------------------------------------
Average high current yield bond fund+                                      -3.74%         -1.44%        + 1.30%       +  6.16%
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index#                                     -4.97%         -1.54%        + 1.82%       +  6.72%
--------------------------------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2002

QUALITY RATINGS

                  "A"                            1.3%
                  "BBB"                          3.6%
                  "BB"                          22.6%
                  "B"                           50.5%
                  "CCC"                          8.7%
                  "CC"                           1.0%
                  "D"                            0.3%
                  Not Rated                      0.6%
                  Equity                         3.7%
                  Other                          7.7%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING

At the special meeting of shareholders of MFS High Income Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the fund were elected as follows:

                                                    NUMBER OF SHARES
                                           -----------------------------------
NOMINEE                                          FOR        WITHHOLD AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                          217,035,928.593       4,292,336.536
John W. Ballen                             217,096,216.184       4,232,048.945
Lawrence H. Cohn                           217,008,645.946       4,319,619.183
J. David Gibbons                           216,888,262.802       4,440,002.327
William R. Gutow                           217,069,550.767       4,258,714.362
J. Atwood Ives                             217,071,207.370       4,257,057.759
Abby M. O'Neill                            216,974,606.724       4,353,658.405
Lawrence T. Perera                         217,083,439.498       4,244,825.631
William J. Poorvu                          217,068,145.159       4,260,119.970
Arnold D. Scott                            217,125,016.837       4,203,248.292
J. Dale Sherratt                           217,088,964.113       4,239,301.016
Elaine R. Smith                            217,078,893.682       4,249,371.447
Ward Smith                                 216,967,295.155       4,360,969.974

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                        109,943,235.827
Against                                      3,258,517.233
Abstain                                      4,053,651.968
Broker nonvotes                             18,395,917.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                        175,308,168.215
Against                                      5,985,437.055
Abstain                                      7,495,284.859
Broker nonvotes                             32,539,375.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                        208,985,141.654
Against                                      4,575,639.448
Abstain                                      7,767,484.027

ITEM 5. The approval of a new management fee.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                        165,376,344.943
Against                                     13,396,781.202
Abstain                                     10,015,763.984
Broker nonvotes                             32,539,375.000

ITEM 6. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the fund for the fiscal year ending January 31, 2002.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                        212,936,632.111
Against                                      2,263,531.852
Abstain                                      6,128,101.166

PORTFOLIO OF INVESTMENTS -- January 31, 2002

Bonds - 85.6%
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                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 79.8%
  Advertising & Broadcasting - 8.6%
    Acme Television LLC, 10.875s, 2004                             $     3,970            $    3,910,450
    Allbritton Communications Co., 9.75s, 2007                           4,775                 5,061,500
    Benedek Communications Corp., 13.25s, 2006**                         6,405                 4,611,600
    CD Radio, Inc., 14.5s, 2009                                          3,615                 1,915,950
    Chancellor Media Corp., 8.125s, 2007                                 1,550                 1,617,813
    Chancellor Media Corp., 8.75s, 2007                                  4,135                 4,352,087
    Chancellor Media Corp., 8s, 2008                                     2,975                 3,153,500
    Echostar Broadband Corp., 10.375s, 2007                             11,685                12,444,525
    Echostar DBS Corp., 9.375s, 2009                                     5,770                 6,000,800
    Emmis Communications, 0s to 2006, 12.5s to 2011                     12,495                 8,605,931
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                           340                   357,000
    Granite Broadcasting Corp., 12s, 2003                                2,500                 2,500,000
    Granite Broadcasting Corp., 10.375s, 2005                            1,433                 1,361,350
    Granite Broadcasting Corp., 8.875s, 2008                                60                    51,000
    LIN Holdings Corp., 0s to 2003, 10s to 2008                         16,190                11,333,000
    LIN Television Corp., 8s, 2008                                       3,515                 3,585,300
    Paxson Communications Corp., 10.75s, 2008                            3,070                 3,238,850
    Paxson Communications Corp., 0s to 2006, 12.25s to 2009              5,720                 3,632,200
    Pegasus Communications Corp., 12.5s, 2007                            6,600                 6,534,000
    Primedia, Inc., 8.875s, 2011                                         5,880                 5,306,700
    Radio One, Inc., 8.875s, 2011                                        4,280                 4,440,500
    Sinclair Broadcast Group, Inc., 6.6s, 2009                           3,500                 3,613,750
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                     2,500                 2,525,000
    World Color Press, Inc., 8.375s, 2008                                1,595                 1,644,836
    World Color Press, Inc., 7.75s, 2009                                 2,725                 2,683,526
    XM Satellite Radio, Inc., 14s, 2010                                  4,020                 3,015,000
    Young Broadcasting, Inc., 8.75s, 2007                                3,075                 2,767,500
    Young Broadcasting, Inc., 8.5s, 2008##                               6,625                 6,798,906
                                                                                          --------------
                                                                                          $  117,062,574
--------------------------------------------------------------------------------------------------------
  Aerospace - 2.0%
    Agco Corp., 9.5s, 2008                                         $     8,365            $    8,845,987
    Alliant Techsystems, Inc., 8.5s, 2011                                3,670                 3,853,500
    Argo-Tech Corp., 8.625s, 2007                                        1,350                 1,093,500
    K & F Industries, Inc., 9.25s, 2007                                  8,215                 8,338,225
    L-3 Communications Corp., 8s, 2008                                   3,200                 3,296,000
    L-3 Communications Corp., 8.5s, 2008                                 1,565                 1,604,125
                                                                                          --------------
                                                                                          $   27,031,337
--------------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    Airplane Pass-Through Trust, 10.875s, 2019+                    $     5,185            $    2,089,623
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.3%
    Synthetic Industries, Inc., 13s, 2008**                        $     5,966            $    1,789,875
    Westpoint Stevens, Inc., 7.875s, 2008                               10,870                 2,934,900
                                                                                          --------------
                                                                                          $    4,724,775
--------------------------------------------------------------------------------------------------------
  Automotive - 2.8%
    American Axle & Manufacturing, Inc., 9.75s, 2009               $     5,955            $    6,193,200
    Collins & Aikman Products Co., 10.75s, 2011##                        3,255                 3,287,550
    Dura Operating Corp., 9s, 2009                                       7,575                 7,044,750
    Hayes Lemmerz International, Inc., 11.875s,
      2006##**                                                           3,585                 1,828,350
    Hayes Wheels International, Inc., 9.125s, 2007**                     2,895                   130,275
    Lear Corp., 8.11s, 2009                                              6,680                 6,834,709
    Motors & Gears, Inc., 10.75s, 2006                                   4,330                 4,026,900
    Navistar International Corp., 9.375s, 2006                           6,760                 7,165,600
    Oxford Automotive, Inc., 10.125s, 2007**                             1,325                   258,375
    Venture Holdings, 9.5s, 2005                                         1,605                 1,316,100
                                                                                          --------------
                                                                                          $   38,085,809
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.5%
    Natexis AMBS Co. LLC, 8.44s, 2049##                            $     7,000            $    7,448,420
--------------------------------------------------------------------------------------------------------
  Biotechnology - 0.2%
    Alliance Imaging, Inc., 10.375s, 2011                          $     2,025            $    2,136,375
--------------------------------------------------------------------------------------------------------
  Building - 3.7%
    AAF-McQuay, Inc., 8.875s, 2003                                 $     3,060            $    3,060,000
    American Standard, Inc., 7.125s, 2003                                8,000                 8,160,000
    American Standard, Inc., 7.375s, 2008                                2,530                 2,567,950
    American Standard, Inc., 7.625s, 2010                                3,315                 3,397,875
    Atrium Cos, Inc., 10.5s, 2009                                        7,060                 6,636,400
    Building Materials Corp. of America, 8.625s, 2006                    8,720                 7,161,300
    Building Materials Corp. of America, 8s, 2007                        2,625                 2,001,562
    Formica Corp., 10.875s, 2009**                                       5,535                   989,381
    MMI Products, Inc., 11.25s, 2007                                     5,125                 4,868,750
    MMI Products, Inc., 13s, 2007                                        2,220                 2,220,000
    Nortek, Inc., 9.25s, 2007                                            5,125                 5,227,500
    Nortek, Inc., 8.875s, 2008                                           3,685                 3,717,244
                                                                                          --------------
                                                                                          $   50,007,962
--------------------------------------------------------------------------------------------------------
  Business Services - 2.9%
    General Binding Corp., 9.375s, 2008                            $    11,780            $   10,013,000
    International Wire Group, Inc., 11.75s, 2005                         4,720                 4,017,200
    Iron Mountain, Inc., 8.625s, 2013                                    4,225                 4,436,250
    Pierce Leahy Corp., 9.125s, 2007                                     3,225                 3,386,250
    Unisys Corp., 8.125s, 2006                                           6,345                 6,392,587
    Williams Scotsman, Inc., 9.875s, 2007                               11,960                11,840,400
                                                                                          --------------
                                                                                          $   40,085,687
--------------------------------------------------------------------------------------------------------
  Chemicals - 2.9%
    Acetex Corp., 10.875s, 2009##                                  $     3,815            $    3,853,150
    CP Kelco, 10.061s, 2008                                              1,350                 1,312,875
    CP Kelco, 10.311s, 2008                                                450                   437,625
    Huntsman ICI Holdings, 0s, 2009                                        975                   224,250
    Huntsman ICI Holdings, 10.125s, 2009                                 8,510                 7,829,200
    Lyondell Chemical Co., 9.625s, 2007                                    500                   498,750
    Lyondell Chemical Co., 9.875s, 2007                                  8,050                 7,808,500
    Lyondell Chemical Co., 9.5s, 2008                                    3,590                 3,536,150
    Lyondell Chemical Co., 10.875s, 2009                                 1,030                   945,025
    Macdermid, Inc., 9.125s, 2011                                        3,670                 3,780,100
    Sovereign Specialty Chemicals, 11.875s, 2010                         4,740                 4,574,100
    Sterling Chemicals, Inc., 11.75s, 2006**                             3,895                   370,025
    Sterling Chemicals, Inc., 12.375s, 2006**                            3,940                 3,230,800
    Sterling Chemicals, Inc., 11.25s, 2007**                             5,775                   548,625
    Sterling Chemicals, Inc., 13.5s, 2008**                              2,360                     5,900
                                                                                          --------------
                                                                                          $   38,955,075
--------------------------------------------------------------------------------------------------------
  Construction - 0.7%
    D. R. Horton, Inc., 8s, 2009                                   $     4,550            $    4,606,875
    D. R. Horton, Inc., 9.75s, 2010                                      3,910                 4,110,388
    Meritage Corp., 9.75s, 2011                                          1,170                 1,222,650
                                                                                          --------------
                                                                                          $    9,939,913
--------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.3%
    Kindercare Learning Centers, Inc., 9.5s, 2009                  $     4,320            $    4,190,400
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.7%
    American Safety Razor Co., 9.875s, 2005                        $     7,060            $    6,707,000
    Atlantis Plastics, Inc., 11s, 2003                                   3,875                 3,661,875
    Consolidated Container Co., 10.125s, 2009                            1,725                 1,207,500
    Interface, Inc., 10.375s, 2010                                         750                   777,187
    Plastipak Holdings, 10.75s, 2011##                                   4,870                 5,210,900
    Remington Products Co., LLC, 11s, 2006                               1,864                 1,542,460
    Samsonite Corp., 10.75s, 2008                                        7,010                 4,556,500
    Sealy Mattress Co., 9.875s, 2007##                                     700                   714,000
    Silgan Holdings, Inc., 9s, 2009                                      3,800                 3,942,500
    Simmons Co., 10.25s, 2009                                            8,240                 8,404,800
                                                                                          --------------
                                                                                          $   36,724,722
--------------------------------------------------------------------------------------------------------
  Containers - 0.7%
    Applied Extrusion Technologies, Inc., 10.75s, 2011             $     3,200            $    3,312,000
    Pliant Corp., 13s, 2010                                              6,795                 6,896,925
                                                                                          --------------
                                                                                          $   10,208,925
--------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 1.5%
    Commercial Mortgage Acceptance Corp., 5.44s, 2013              $     5,000            $    3,494,416
    DLJ Mortgage Acceptance Corp., 8s, 2003+                             4,600                 4,625,421
    Morgan Stanley Capital I, Inc., 6.86s, 2010                          2,938                 2,636,179
    Morgan Stanley Capital I, Inc., 7.761s, 2039                         5,920                 5,134,693
    Mortgage Capital Funding, Inc., 7.214s, 2007                         2,500                 2,196,055
    Nationslink Funding Corp., 5s, 2009                                  3,000                 2,181,300
                                                                                          --------------
                                                                                          $   20,268,064
--------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.9%
    L-3 Communications Corp., 10.375s, 2007                        $     2,150            $    2,268,250
    MOOG, Inc., 10s, 2006                                                9,515                 9,705,300
                                                                                          --------------
                                                                                          $   11,973,550
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Flextronics International Ltd, 8.75s, 2007                     $     2,700            $    2,754,000
--------------------------------------------------------------------------------------------------------
  Energy - 1.3%
    P&L Coal Holdings Corp., 8.875s, 2008                          $     3,407            $    3,611,420
    P&L Coal Holdings Corp., 9.625s, 2008                               13,227                14,103,289
                                                                                          --------------
                                                                                          $   17,714,709
--------------------------------------------------------------------------------------------------------
  Energy - Independent - 2.8%
    Belden & Blake Corp., 9.875s, 2007                             $    11,910            $   10,004,400
    Chesapeake Energy Corp., 8.125s, 2011                               13,475                12,801,250
    Continental Resources, Inc., 10.25s, 2008                            6,950                 6,046,500
    Luscar Coal Ltd., 9.75s, 2011##                                      3,440                 3,636,183
    Ocean Energy, Inc., 8.875s, 2007                                       165                   173,371
    Pioneer Natural Resources Co., 9.625s, 2010                          3,495                 3,879,450
    Triton Energy Ltd., 8.875s, 2007                                     1,190                 1,309,000
                                                                                          --------------
                                                                                          $   37,850,154
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.8%
    AMC Entertainment, Inc., 9.5s, 2011                            $     6,530            $    6,236,150
    American Skiing Co., 12s, 2006                                       5,300                 3,498,000
    Marvel Holdings, Inc., 0s, 2002(+)                                  11,125                         0
    Regal Cinemas Corp., 9.375s, 2012                                    1,175                 1,192,625
                                                                                          --------------
                                                                                          $   10,926,775
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.5%
    Michael Foods, Inc., 11.75s, 2011                              $     5,380            $    5,837,300
    United Biscuit Holding PLC, 10.625s, 2011                            1,000                   962,863
                                                                                          --------------
                                                                                          $    6,800,163
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 3.5%
    Appleton Papers, Inc., 12.5s, 2008##                           $     4,155            $    3,926,475
    Buckeye Cellulose Corp., 8.5s, 2005                                  1,250                 1,175,000
    Buckeye Cellulose Corp., 9.25s, 2008                                 3,875                 3,913,750
    Buckeye Technologies, Inc., 8s, 2010                                 3,225                 2,991,188
    Fibermark, Inc., 10.75s, 2011                                        4,740                 3,934,200
    Gaylord Container Corp., 9.375s, 2007                                8,660                 7,534,200
    Gaylord Container Corp., 9.75s, 2007                                 3,810                 3,314,700
    Riverwood International Corp., 10.25s, 2006                          2,625                 2,716,875
    Riverwood International Corp., 10.625s, 2007                         8,035                 8,497,012
    Riverwood International Corp., 10.875s, 2008                         3,190                 3,293,675
    Speciality Paperboard, Inc., 9.375s, 2006                            2,350                 1,950,500
    U.S. Timberlands, 9.625s, 2007                                       7,460                 4,849,000
                                                                                          --------------
                                                                                          $   48,096,575
--------------------------------------------------------------------------------------------------------
  Gaming - 9.8%
    Ameristar Casinos, Inc., 10.75s, 2009                          $     3,460            $    3,762,750
    Argosy Gaming Co., 10.75s, 2009                                      1,155                 1,279,163
    Argosy Gaming Co., 9s, 2011                                          1,830                 1,939,800
    Autotote Corp., 12.5s, 2010                                          3,820                 4,163,800
    Aztar Corp., 8.875s, 2007                                            9,180                 9,432,450
    Boyd Gaming Corp., 9.5s, 2007##                                        770                   785,400
    Boyd Gaming Corp., 9.25s, 2009                                       1,750                 1,824,375
    Coast Hotels & Casinos, Inc., 9.5s, 2009                             9,970                10,318,950
    HMH Properties, Inc., 8.45s, 2008                                   10,140                 9,886,500
    Hollywood Park, Inc., 9.25s, 2007                                    8,320                 7,155,200
    Horseshoe Gaming LLC, 8.625s, 2009                                   8,620                 8,943,250
    Host Marriott LP, 9.5s, 2007##                                       2,920                 3,044,100
    Mandalay Resort Group, 9.5s, 2008                                    3,800                 4,070,750
    MGM Grand, Inc., 9.75s, 2007                                         9,940                10,610,950
    MGM Mirage, 8.375s, 2011                                            14,485                14,647,956
    Park Place Entertainment Corp., 8.875s, 2008                        18,880                19,540,800
    Station Casinos, Inc., 8.375s, 2008                                  5,305                 5,424,362
    Station Casinos, Inc., 8.875s, 2008                                  3,290                 3,380,475
    Station Casinos, Inc., 9.875s, 2010                                  8,671                 9,061,195
    Vail Resorts, Inc., 8.75s, 2009##                                    4,905                 4,911,131
                                                                                          --------------
                                                                                          $  134,183,357
--------------------------------------------------------------------------------------------------------
  Industrial - 0.2%
    Actuant Finance Corp., 13s, 2009                               $     2,760            $    3,118,800
--------------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Americo Life, Inc., 9.25s, 2005                                $     2,050            $    2,050,000
--------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.9%
    Willis Corroon Corp., 9s, 2009                                 $    11,755            $   12,166,425
--------------------------------------------------------------------------------------------------------
  Internet - 0.1%
    Exodus Communications, Inc., 11.25s, 2008**                    $     5,065            $    1,114,300
    PSINet, Inc., 11.5s, 2008**                                          3,850                   356,125
    PSINet, Inc., 11s, 2009**                                            1,323                   112,455
                                                                                          --------------
                                                                                          $    1,582,880
--------------------------------------------------------------------------------------------------------
  Machinery - 1.9%
    Blount, Inc., 7s, 2005                                         $     8,010            $    6,568,200
    Blount, Inc., 13s, 2009                                                510                   244,800
    Columbus McKinnon Corp., 8.5s, 2008                                  6,735                 6,095,175
    International Knife & Saw, Inc., 11.375s, 2006**                     2,060                    41,200
    Manitowoc Co., Inc., 10.375s, 2011                                   2,960                 2,619,530
    Numatics, Inc., 9.625s, 2008                                         1,295                   679,875
    Terex Corp., 9.25s, 2011##                                           1,000                 1,025,000
    Terex Corp., 10.375s, 2011                                           6,435                 6,821,100
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008**              12,375                    61,875
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**               6,400                 2,400,000
                                                                                          --------------
                                                                                          $   26,556,755
--------------------------------------------------------------------------------------------------------
  Media - Cable - 6.9%
    Adelphia Communications Corp., 9.25s, 2002                     $     4,245            $    4,287,450
    Adelphia Communications Corp., 8.375s, 2008                          8,475                 8,178,375
    Adelphia Communications Corp., 9.375s, 2009                            525                   525,656
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008               8,000                 6,590,000
    Century Communications Corp., 0s, 2008                               4,410                 2,293,200
    Charter Communications Holdings, 8.25s, 2007                        10,390                 9,974,400
    Charter Communications Holdings, 10.75s, 2009                        7,000                 7,280,000
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011           1,850                 1,350,500
    FrontierVision Holding LP, 11.875s, 2007                             1,445                 1,553,375
    FrontierVision Operating Partnership LP, 11s, 2006                   7,575                 7,896,937
    Insight Midwest, 9.75s, 2009                                         7,000                 7,297,500
    Lenfest Communications, Inc., 10.5s, 2006                            6,590                 7,593,921
    Mediacom Broadband LLC & Media, 11s, 2013                            3,110                 3,421,000
    Mediacom LLC/Mediacom Capital Co., 9.5s, 2013                        5,495                 5,824,700
    NTL Communications Corp., 0s to 2003, 12.375s to 2006               12,895                 4,061,925
    NTL, Inc., 0s to 2003, 9.75s to 2008##                               1,290                   432,150
    Panamsat Corp., 8.5s, 2012                                           3,675                 3,665,813
    Telemundo Holdings Inc., 11.5s, 2008                                11,315                10,636,100
    United International Holdings, 0s to 2003, 10.75s to 2008            1,880                   733,200
                                                                                          --------------
                                                                                          $   93,596,202
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.4%
    Alaris Medical Systems, Inc., 11.625s, 2006##                  $     1,160            $    1,273,100
    Beverly Enterprises, Inc., 9.625s, 2009                              1,940                 2,003,050
    Fresenius Medical Care Capital Trust II, 7.875s, 2008                2,400                 2,400,000
    HCA Healthcare Co., 7.875s, 2011                                     4,460                 4,694,150
    Healthsouth Corp., 8.5s, 2008                                        9,470                 9,801,450
    Insight Health Services Corp., 9.875s, 2011##                        1,800                 1,863,000
    Prime Medical Services, Inc., 8.75s, 2008                            5,985                 5,476,275
    Triad Hospital, Inc., 8.75s, 2009                                    5,480                 5,849,900
                                                                                          --------------
                                                                                          $   33,360,925
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.0%
    Acme Metals, Inc., 10.875s, 2007**                             $     2,675            $            0
    Century Aluminum Co., 11.75s, 2008##                                 1,155                 1,201,200
    Compass Minerals Group, Inc., 10s, 2011##                            1,445                 1,520,863
    Doe Run Resources Corp., 11.25s, 2005                                4,750                   902,500
    Jorgansen Bank, 5.875s, 2004                                         5,686                 5,600,410
    Jorgensen (Earle M.) Co., 9.5s, 2005                                 1,700                 1,674,500
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003**                    11,350                 2,837,500
    Northwestern Steel & Wire Co., 9.5s, 2049**                            680                         0
                                                                                          --------------
                                                                                          $   13,736,973
--------------------------------------------------------------------------------------------------------
  Oil Services - 2.3%
    AmeriGas Partners LP, 10.125s, 2007                            $     2,890            $    2,918,900
    Clark Refining & Marketing, Inc., 8.625s, 2008                       4,150                 3,569,000
    Dresser, Inc., 9.375s, 2011                                          3,205                 3,269,100
    Forest Oil Corp., 8s, 2011##                                         2,370                 2,375,925
    Gulfmark Offshore, Inc., 8.75s, 2008                                 4,240                 4,049,200
    Mission Resources Corp., 10.875s, 2007                               5,505                 4,899,450
    Sesi LLC, 8.875s, 2011                                               4,320                 4,066,200
    Tesoro Petroleum Corp., 9s, 2008                                     2,675                 2,708,437
    Westport Resources Corp., 8.25s, 2011##                              3,360                 3,414,600
                                                                                          --------------
                                                                                          $   31,270,812
--------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Stone Energy Corp., 8.25s, 2011##                              $     2,085            $    2,095,425
--------------------------------------------------------------------------------------------------------
  Pollution Control - 1.1%
    Allied Waste North America, Inc., 7.625s, 2006                 $     6,485            $    6,339,087
    Allied Waste North America, Inc., 8.875s, 2008                       4,365                 4,463,213
    Allied Waste North America, Inc., 10s, 2009                          3,610                 3,664,150
                                                                                          --------------
                                                                                          $   14,466,450
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.3%
    Hollinger International Publishing, 9.25s, 2007                $     1,295            $    1,317,663
    Liberty Group Operating, Inc., 9.375s, 2008                          1,535                 1,120,550
    Transwestern Publishing Co., 9.625s, 2007                            1,555                 1,632,750
                                                                                          --------------
                                                                                          $    4,070,963
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.4%
    Eldorado Resorts LLC, 10.5s, 2006                              $     2,055            $    2,029,313
    Prime Hospitality Corp., 9.75s, 2007                                 2,995                 3,099,825
                                                                                          --------------
                                                                                          $    5,129,138
--------------------------------------------------------------------------------------------------------
  Retail - 1.9%
    Advance Stores, Inc., 10.25s, 2008##                           $     2,865            $    2,983,181
    Duane Reade, Inc., 9.25s, 2008                                       4,920                 4,944,600
    Finlay Enterprises, Inc., 9s, 2008                                   2,250                 1,980,000
    Finlay Fine Jewelry Corp., 8.375s, 2008                              5,725                 5,252,687
    Gap, Inc., 8.8s, 2008##                                              6,010                 5,623,942
    J.Crew Operating Corp., 10.375s, 2007                                7,050                 5,781,000
                                                                                          --------------
                                                                                          $   26,565,410
--------------------------------------------------------------------------------------------------------
  Steel - 2.1%
    AK Steel Corp., 9.125s, 2006                                   $     4,000            $    4,080,000
    AK Steel Corp., 7.875s, 2009                                         6,740                 6,655,750
    California Steel Industry, Inc., 8.5s, 2009                          1,265                 1,252,350
    Commonwealth Aluminum Corp., 10.75s, 2006                            4,615                 4,534,237
    Haynes International, Inc., 11.625s, 2004                            2,420                 1,210,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                       6,155                 4,123,850
    WCI Steel, Inc., 10s, 2004                                          10,985                 6,700,850
                                                                                          --------------
                                                                                          $   28,557,037
--------------------------------------------------------------------------------------------------------
  Supermarket - 0.6%
    Fleming Cos., Inc., 10.625s, 2007                              $     2,925            $    2,720,250
    Fleming Cos., Inc., 10.625s, 2007##                                  2,775                 2,622,375
    Fleming Cos., Inc., 10.125s, 2008                                    1,460                 1,467,300
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                   5,275                     6,594
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007**                 500                       625
    Pathmark Stores, Inc., 8.75s, 2012                                   1,750                 1,780,625
                                                                                          --------------
                                                                                          $    8,597,769
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 5.5%
    Alamosa Holdings, Inc., 0s to 2005, 12.875s to 2010            $     8,040            $    4,422,000
    American Cellular Corp., 9.5s, 2009                                  4,220                 3,966,800
    American Tower Corp., 9.375s, 2009                                   3,485                 2,422,075
    AT&T Wireless Services, Inc., 7.875s, 2011                           5,000                 5,212,550
    Centennial Cellular Operating Co., 10.75s, 2008                     10,970                 7,240,200
    Crown Castle International Corp., 10.75s, 2011                       1,155                   993,300
    Dobson Communications Corp., 10.875s, 2010                           4,235                 4,235,000
    McCaw International Ltd., 0s to 2002, 13s to 2007**                  6,475                   550,375
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007               3,305                 2,181,300
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008               3,710                 2,448,600
    Nextel Communications, Inc., 9.375s, 2009                            5,510                 3,939,650
    Nextel Communications, Inc., 9.5s, 2011                              5,165                 3,615,500
    Nextel International, Inc., 0s to 2003, 12.125s to 2008**            3,400                   238,000
    Nextel Partners, Inc., 12.5s, 2009##                                 2,540                 2,120,900
    Rural Cellular Corp., 9.75s, 2010                                    3,175                 2,968,625
    SBA Communications Corp., 0s to 2003, 12s to 2008                    4,775                 3,151,500
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008                 16,355                 4,393,300
    Telecorp PCS Inc., 10.625s, 2010                                     1,725                 1,966,500
    Triton PCS, Inc., 8.75s, 2011##                                      7,250                 7,068,750
    Triton PCS, Inc., 9.375s, 2011                                       3,000                 3,030,000
    Voicestream Wireless Corp., 10.375s, 2009                            4,651                 5,305,628
    Western Wireless Corp., 10.5s, 2007                                  3,475                 3,231,750
                                                                                          --------------
                                                                                          $   74,702,303
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.3%
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                               $     7,000            $    2,800,000
    Cybernet Internet Services International, 14s, 2009                  1,385                   193,900
    Exodus Communications, Inc., 10.75s, 2009**                          7,000                 1,557,500
    Focal Communications Corp., 0s to 2003, 12.125s to 2008              4,330                 1,299,000
    Focal Communications Corp., 11.875s, 2010                            1,475                   619,500
    Global Crossing Holdings Ltd, 9.5s, 2009**                             885                    44,250
    Hyperion Telecommunication, Inc., 12s, 2007**                        4,395                    65,925
    ICG Holdings, Inc., 12.5s, 2006**                                    1,510                   103,813
    ITC Deltacom, Inc., 9.75s, 2008                                      4,950                 1,831,500
    MJD Communications, Inc., 9.5s, 2008                                 3,850                 3,465,000
    Nextlink Communications, Inc., 9.625s, 2007**                        3,025                   363,000
    Nextlink Communications, Inc., 10.75s, 2009**                        1,290                   167,700
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009**          1,825                   182,500
    PSINet, Inc., 10s, 2005**                                            5,250                   485,625
    PSINet, Inc., 10.5s, 2006**                                          6,025                   557,312
    Time Warner Telecommunications LLC, 9.75s, 2008                      5,955                 4,466,250
    Worldwide Fiber, Inc., 12s, 2009**                                   5,230                     6,538
                                                                                          --------------
                                                                                          $   18,209,313
--------------------------------------------------------------------------------------------------------
  Tire & Rubber - 0.1%
    Day International Group, Inc., 11.125s, 2005                   $     1,675            $    1,557,750
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    AES Corp., 8.875s, 2011                                        $     3,480            $    2,992,800
    CMS Energy Corp., 8.5s, 2011                                         6,135                 6,256,902
                                                                                          --------------
                                                                                          $    9,249,702
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $1,089,899,976
--------------------------------------------------------------------------------------------------------

Foreign Bonds - 5.8%
  Belgium - 0.1%
    Hermes Europe Railtel B.V., 10.375s, 2009
      (Telecom - Wireline)**                                       $       910            $       84,175
    Tele1 Europe B.V., 13s, 2009 (Telecom - Wireline)                    5,145                 1,646,400
                                                                                          --------------
                                                                                          $    1,730,575
--------------------------------------------------------------------------------------------------------
  Bermuda
    Global Crossing Holdings Ltd., 8.7s, 2007
      (Telecom - Wireline)**                                       $     2,445            $      183,375
--------------------------------------------------------------------------------------------------------
  Canada - 0.9%
    Canwest Media, Inc., 10.625s, 2011 (Advertising &
      Broadcasting)                                                $     1,180            $    1,277,350
    GT Group Telecom, Inc., 0s to 2005, 13.25s to 2010
      (Telecom - Wireline)                                              11,650                 1,514,500
    Metronet Communications Corp., 0s to 2002, 10.75s
      to 2007 (Telecom - Wireline)                                         875                   183,750
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)**                1,250                   537,500
    Quebecor Media, Inc., 11.125s, 2011 (Advertising &
      Broadcasting)                                                      5,055                 5,497,312
    Russel Metals, Inc., 10s, 2009 (Metals & Minerals)                   2,975                 3,038,219
                                                                                          --------------
                                                                                          $   12,048,631
--------------------------------------------------------------------------------------------------------
  Germany - 0.8%
    Callahan Nordrhein-Westfallen, 14s, 2010 (Media - Cable)       $     8,755            $    4,114,850
    Ekabel Hessen, 14.5s, 2010 (Media - Cable)                           9,215                 3,778,150
    Messer Grieshiem, 10.375s, 2011 (Chemicals)                  EUR     2,705                 2,440,344
                                                                                          --------------
                                                                                          $   10,333,344
--------------------------------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food &
      Beverage Products)                                           $     2,160            $    2,073,600
--------------------------------------------------------------------------------------------------------
  Luxembourg - 0.6%
    Millicom International Cellular, 13.5s, 2006
      (Telecom - Wireless)                                         $     6,177            $    4,200,360
    PTC International Finance II S.A., 11.25s, 2009 (Finance)            3,315                 3,480,750
                                                                                          --------------
                                                                                          $    7,681,110
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.6%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecom - Wireline)                                         $     6,540            $    1,177,200
    Tele1 Europe B.V., 11.875s, 2009 (Telecom -
      Wireline)                                                  EUR     4,500                 1,237,248
    United Pan-Europe Commerce, 10.875s, 2009
      (Media - Cable)**                                            $     4,020                   432,150
    United Pan-Europe Commerce, 11.25s, 2010 (Media - Cable)**           2,810                   309,100
    United Pan-Europe Commerce, 11.5s, 2010 (Media - Cable)**            1,500                   161,250
    United Pan-Europe Commerce, 0s to 2005, 13.75s to
      2010 (Media - Cable)**                                             4,725                   448,875
    Versatel Telecom B.V., 13.25s, 2008 (Telecom - Wireline)             9,595                 3,143,850
    Yell Finance B.V., 10.75s, 2011 (Printing & Publishing)              1,425                 1,510,500
                                                                                          --------------
                                                                                          $    8,420,173
--------------------------------------------------------------------------------------------------------
  Norway - 0.3%
    Ocean Rig Norway AS, 10.25s, 2008 (Oil Services)               $     4,335            $    3,858,150
--------------------------------------------------------------------------------------------------------
  Singapore
    Flextronics International Ltd., 9.875s, 2010 (Electronics)     $       590            $      637,200
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.4%
    British Telecom PLC, 11.875s, 2008 (Telecom - Wireline)        $     3,540            $    4,093,868
    Chesapeake Capital Corp., 10.375s, 2011 (Energy -
      Independent)                                               GBP     1,800                 2,636,535
    Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008
      (Telecom - Wireless)**                                       $    11,625                     1,163
    Dolphin Telecom PLC, 0s to 2004, 14s to 2009
      (Telecom - Wireless)**                                             5,335                       533
    Energis PLC, 9.75s, 2009 (Telecom - Wireline)                        1,535                   921,000
    Euramax International PLC, 11.25s, 2006 (Metals & Minerals)          2,735                 2,611,925
    Global Tele-Systems Ltd., 10.875s, 2008 (Telecom - Wireline)           370                       925
    Jazztel PLC, 13.25s, 2009 (Telecom - Wireline)               EUR       505                   151,864
    Jazztel PLC, 14s, 2009 (Telecom - Wireline)                          5,135                 1,797,250
    Ono Finance PLC, 13s, 2009 (Media - Cable)                          12,365                 8,531,850
    Ono Finance PLC, 14s, 2011 (Media - Cable)                           2,870                 2,037,700
    Telewest Communications PLC, 9.625s, 2006 (Media - Cable)            1,770                 1,194,750
    Telewest Communications PLC, 11s, 2007 (Media - Cable)               3,090                 2,108,925
    Telewest Communications PLC, 0s to 2004, 9.875s to
      2009 (Media - Cable)                                               3,940                 1,694,200
    Telewest Communications PLC, 9.875s, 2010 (Media - Cable)            4,770                 3,160,125
    Telewest Communications PLC, 0s to 2005, 11.375s to
      2010 (Media - Cable)                                               6,025                 2,123,813
                                                                                          --------------
                                                                                          $   33,066,426
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $   80,032,584
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,396,273,290)                                             $1,169,932,560
--------------------------------------------------------------------------------------------------------

Stocks - 0.4%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.4%
  Netherlands
    Versatel Telecom International N.V., ADR (Telecom - Wireline)*      19,743            $       15,406
    Completel Europe N.V. (Telecom - Wireline)##**                         174                   139,000
                                                                                          --------------
                                                                                          $      154,406
--------------------------------------------------------------------------------------------------------
  Sweden
    Song Networks Holding AB (Telecom - Wireline)*                     115,803            $       89,168
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.4%
    COLT Telecom Group PLC (Telecom - Wireline)                      7,175,000            $    5,381,250
    COLT Telecom Group PLC, ADR (Telecom - Wireline)*                    5,873                    24,079
                                                                                          --------------
                                                                                          $    5,405,329
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $    5,648,903
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Consumer Goods & Services
    Ranger Industries, Inc.*                                            23,475            $        3,521
--------------------------------------------------------------------------------------------------------
  Metals & Minerals
    Metal Management, Inc.**                                           240,185            $      420,324
--------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Golden Books Family Entertainment, Inc.*                           206,408            $        4,128
--------------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.+*                                      690            $            4
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless
    Allegiance Telecom, Inc.*                                           16,851            $      100,432
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $      528,409
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $12,065,336)                                               $    6,177,312
--------------------------------------------------------------------------------------------------------
Preferred Stock - 3.2%
--------------------------------------------------------------------------------------------------------
    Crown Castle International Corp., 12.75s                            12,192            $    7,437,120
    CSC Holdings, Inc., 11.125s                                        194,106                20,672,289
    Global Crossing Holdings Ltd., 10.5s                                49,993                    49,993
    Nextel Communications, Inc., 11.125s                                 9,002                 3,690,820
    Primedia, Inc., 8.625s                                              74,390                 4,240,230
    Renaissance Cosmetics, Inc., 14s*                                    8,899                         0
    Rural Cellular Corp., 11.375s                                       12,068                 8,447,600
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $62,968,344)                                      $   44,538,052
--------------------------------------------------------------------------------------------------------

Convertible Bonds - 0.2%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  United States - 0.2%
    Spectrasite Holdings, Inc., 6.75s, 2010 (Telecom - Wireless)   $     1,500            $      559,350
    Telewest Finance Jersey Ltd., 6s, 2005 (Media - Cable)##             3,000                 1,830,000
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $2,772,500)                                     $    2,389,350
--------------------------------------------------------------------------------------------------------

Warrants - 0.1%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
    Cybernet Internet Services International (Computer Software)*        3,385            $           34
    Grand Palais Resorts (Entertainment)##*                            111,660                         0
    GT Group Telecom, Inc. (Utilities - Telephone)*                     11,650                    46,600
    ICO, Inc. (Oil Services)*                                          706,250                   388,437
    Knology, Inc. (Telecom - Wireline)##*                                2,475                     2,475
    Loral Orion Network Systems, Inc. (Telecom - Wireline)*              5,000                    15,000
    Loral Orion Network Systems, Inc. (Telecom - Wireless)*             11,775                    58,875
    McCaw International Ltd. (Telecom - Wireless)##*                     7,225                    18,062
    Metronet Communications Corp. (Telecom - Wireline)##*                3,250                   123,500
    Ono Finance PLC (Media - Cable)*                                    12,105                    62,038
    Ono Finance PLC (Telecom - Wireline)*                                2,870                    29,059
    Pliant Corp. (Containers)##*                                         6,795                    10,193
    Renaissance Cosmetics, Inc. (Consumer Goods & Services)*             7,189                         0
    Xm Satellite Radio, Inc. (Utilities - Telephone)*                    4,020                    80,400
--------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $3,921,802)                                              $      834,673
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.6%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American General Corp., due 2/01/02                            $     1,270            $    1,270,000
    Citigroup, Inc., due 2/11/02                                        11,700                11,694,540
    Edison Asset Securitization LLC, due 2/01/02                        27,340                27,340,000
    Federal Home Loan Bank, due 2/08/02 - 2/13/02                       44,079                44,062,783
    Ford Motor Credit Corp., due 2/21/02                                 5,400                 5,393,700
    General Electric Capital Corp., due 2/01/02                         10,600                10,600,000
    Gillette Co., due 2/01/02                                            3,413                 3,413,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $     103,774,023
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.9%
--------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 1/31/02, due 2/01/02, total
      to be received $11,923,633 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                             $    11,923            $   11,923,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,593,698,295)                                       $1,339,568,970

Other Assets, Less Liabilities - 2.0%                                                         26,664,273
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $1,366,233,243
--------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the Trustees.

EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JANUARY 31, 2002
------------------------------------------------------------------------------
Assets:
  Total investments, at value (identified cost $1,593,698,295)   $1,339,568,970
  Cash                                                                1,557,011
  Foreign currency, at value (identified cost, $98)                          94
  Net receivable for forward foreign currency exchange
    contracts to sell                                                    16,660
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      225,296
  Receivable for investments sold                                     5,824,445
  Receivable for fund shares sold                                     4,171,796
  Interest and dividends receivable                                  32,004,556
  Other assets                                                           15,244
                                                                 --------------
      Total assets                                               $1,383,384,072
                                                                 --------------
Liabilities:
  Distributions payable                                          $    3,966,224
  Payable for investments purchased                                   9,187,702
  Payable for fund shares reacquired                                  3,302,248
  Payable to affiliates -
    Management fee                                                       12,026
    Shareholder servicing agent fee                                       3,752
    Distribution and service fee                                         22,642
    Administrative fee                                                      657
  Accrued expenses and other liabilities                                655,578
                                                                 --------------
      Total liabilities                                          $   17,150,829
                                                                 --------------
Net assets                                                       $1,366,233,243
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,909,741,443
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                   (253,896,239)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (280,329,019)
  Accumulated distributions in excess of net investment
    income                                                           (9,282,942)
                                                                 --------------
      Total                                                      $1,366,233,243
                                                                 ==============
Shares of beneficial interest outstanding                          360,798,329
                                                                   ===========
Class A shares:
  Net asset value per share
    (net  assets  of  $746,095,624  /  197,170,154  shares of
    beneficial interest outstanding)                                  $3.78
                                                                      =====
  Offering  price  per  share (100 / 95.25 of net asset value
    per share)                                                        $3.97
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net  assets  of  $439,986,856  /  116,154,431  shares of
    beneficial interest outstanding)                                  $3.79
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net  assets  of  $160,798,312  /  42,352,226  shares  of
    beneficial interest outstanding)                                  $3.80
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net   assets   of  $19,352,451  /  5,121,518  shares  of
    beneficial interest outstanding)                                  $3.78
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                     $  144,755,201
    Dividends                                                         4,244,414
                                                                 --------------
      Total investment income                                    $  148,999,615
                                                                 --------------
  Expenses -
    Management fee                                               $    6,464,095
    Trustees' compensation                                               53,021
    Shareholder servicing agent fee                                   1,335,447
    Distribution and service fee (Class A)                            2,208,532
    Distribution and service fee (Class B)                            4,460,418
    Distribution and service fee (Class C)                            1,331,570
    Administrative fee                                                  150,455
    Custodian fee                                                       451,468
    Printing                                                            149,272
    Postage                                                             204,734
    Auditing fees                                                        42,346
    Legal fees                                                           23,130
    Miscellaneous                                                     1,239,461
                                                                 --------------
      Total expenses                                             $   18,113,949
    Fees paid indirectly                                               (358,372)
                                                                 --------------
      Net expenses                                               $   17,755,577
                                                                 --------------
        Net investment income                                    $  131,244,038
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $ (135,988,542)
    Foreign currency transactions                                      (201,049)
                                                                 --------------
      Net realized loss on investments and foreign currency
        transactions                                             $ (136,189,591)
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $  (75,846,525)
    Translation of assets and liabilities in foreign currencies       1,039,647
                                                                 --------------
      Net unrealized loss on investments and foreign currency
          translation                                            $  (74,806,878)
                                                                 --------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $ (210,996,469)
                                                                 --------------
          Decrease in net assets from operations                 $  (79,752,431)
                                                                 ==============

See notes to financial statements.


Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                                      2002                         2001
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $  131,244,038               $  130,355,077
  Net realized loss on investments and foreign
    currency transactions                                           (136,189,591)                 (34,557,701)
  Net unrealized loss on investments and foreign
    currency translation                                             (74,806,878)                (104,022,834)
                                                                  --------------               --------------
    Decrease in net assets from operations                        $  (79,752,431)              $   (8,225,458)
                                                                  --------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $  (74,616,905)              $  (74,407,047)
  From net investment income (Class B)                               (42,044,632)                 (43,766,604)
  From net investment income (Class C)                               (12,485,732)                 (10,251,667)
  From net investment income (Class I)                                (2,096,769)                  (1,929,759)
  In excess of net investment income (Class A)                        (1,811,054)                    (674,107)
  In excess of net investment income (Class B)                        (1,020,480)                    (396,514)
  In excess of net investment income (Class C)                          (303,046)                     (92,877)
  In excess of net investment income (Class I)                           (50,891)                     (17,483)
                                                                  --------------               --------------
    Total distributions declared to shareholders                  $ (134,429,509)              $ (131,536,058)
                                                                  --------------               --------------
Net increase in net assets from fund share transactions           $  180,826,631               $  144,616,835
                                                                  --------------               --------------
      Total increase (decrease) in net assets                     $  (33,355,309)              $    4,855,319
Net assets:
  At beginning of period                                           1,399,588,552                1,394,733,233
                                                                  --------------               --------------
  At end of period (including accumulated distributions
    in excess of net investment income of $9,282,942 and
    $6,124,336, respectively)                                     $1,366,233,243               $1,399,588,552
                                                                  ==============               ==============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                     2002             2001            2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $  4.44          $  4.95         $  5.21        $  5.62        $  5.35
                                                        -------          -------         -------        -------        -------
Income from investment operations#(S)(S) -
  Net investment income                                 $  0.41          $  0.47         $  0.46        $  0.46        $  0.47
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.65)           (0.51)          (0.24)         (0.40)          0.27
                                                        -------          -------         -------        -------        -------
      Total from investment operations                  $ (0.24)         $ (0.04)        $  0.22        $  0.06        $  0.74
                                                        -------          -------         -------        -------        -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.41)         $ (0.47)        $ (0.46)       $ (0.46)       $ (0.47)
  In excess of net investment income                      (0.01)           (0.00)+++       (0.02)         (0.01)          --
                                                        -------          -------         -------        -------        -------
      Total distributions declared to shareholders      $ (0.42)         $ (0.47)        $ (0.48)       $ (0.47)       $ (0.47)
                                                        -------          -------         -------        -------        -------
Net asset value - end of period                         $  3.78          $  4.44         $  4.95        $  5.21        $  5.62
                                                        =======          =======         =======        =======        =======
Total return(+)                                           (5.50)%          (0.65)%          4.35%          1.06%         14.63%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.06%            1.00%           0.98%          0.99%          1.01%
  Net investment income(S)(S)                             10.12%           10.07%           9.08%          8.62%          8.56%
Portfolio turnover                                           72%              64%             91%           135%           137%
Net assets at end of period (000,000 Omitted)              $746             $785            $769           $792           $766

(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   +++ Per share amount was less than $0.01.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                     2002             2001            2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $  4.44          $  4.95         $  5.21        $  5.62        $  5.35
                                                        -------          -------         -------        -------        -------
Income from investment operations#(S)(S) -
  Net investment income                                 $  0.38          $  0.44         $  0.42        $  0.43        $  0.43
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.64)           (0.51)          (0.24)         (0.40)          0.27
                                                        -------          -------         -------        -------        -------
      Total from investment operations                  $ (0.26)         $ (0.07)        $  0.18        $  0.03        $  0.70
                                                        -------          -------         -------        -------        -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.38)         $ (0.44)        $ (0.42)       $ (0.43)       $ (0.43)
  In excess of net investment income                      (0.01)           (0.00)+++       (0.02)         (0.01)          --
                                                        -------          -------         -------        -------        -------
      Total distributions declared to shareholders      $ (0.39)         $ (0.44)        $ (0.44)       $ (0.44)       $ (0.43)
                                                        -------          -------         -------        -------        -------
Net asset value - end of period                         $  3.79          $  4.44         $  4.95        $  5.21        $  5.62
                                                        =======          =======         =======        =======        =======
Total return                                              (5.94)%          (1.35)%          3.63%          0.35%         13.83%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.76%            1.69%           1.68%          1.69%          1.70%
  Net investment income(S)(S)                              9.45%            9.37%           8.38%          7.92%          7.82%
Portfolio turnover                                           72%              64%             91%           135%           137%
Net assets at end of period (000,000 Omitted)              $440             $464            $500           $479           $385

(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   +++ Per share amount was less than $0.01.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                     2002             2001            2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $  4.45          $  4.97         $  5.22        $  5.64        $  5.36
                                                        -------          -------         -------        -------        -------
Income from investment operations#(S)(S) -
  Net investment income                                 $  0.38          $  0.44         $  0.43        $  0.42        $  0.43
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.64)           (0.52)          (0.24)         (0.40)          0.28
                                                        -------          -------         -------        -------        -------
      Total from investment operations                  $ (0.26)         $ (0.08)        $  0.19        $  0.02        $  0.71
                                                        -------          -------         -------        -------        -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.38)         $ (0.44)        $ (0.43)       $ (0.43)       $ (0.43)
  In excess of net investment income                      (0.01)           (0.00)+++       (0.01)         (0.01)          --
                                                        -------          -------         -------        -------        -------
      Total distributions declared to shareholders      $ (0.39)         $ (0.44)        $ (0.44)       $ (0.44)       $ (0.43)
                                                        -------          -------         -------        -------        -------
Net asset value - end of period                         $  3.80          $  4.45         $  4.97        $  5.22        $  5.64
                                                        =======          =======         =======        =======        =======
Total return                                              (5.91)%          (1.55)%          3.83%          0.35%         13.81%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.76%            1.69%           1.68%          1.69%          1.70%
  Net investment income(S)(S)                              9.39%            9.38%           8.38%          7.93%          7.78%
Portfolio turnover                                           72%              64%             91%           135%           137%
Net assets at end of period (000,000 Omitted)              $161             $129            $108            $94            $60

(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   +++ Per share amount was less than $0.01.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                     2002             2001            2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $  4.43          $  4.95         $  5.21        $  5.61        $  5.35
                                                        -------          -------         -------        -------        -------
Income from investment operations#(S)(S) -
  Net investment income                                 $  0.42          $  0.48         $  0.48        $  0.49        $  0.49
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.64)           (0.52)          (0.24)         (0.40)          0.25
                                                        -------          -------         -------        -------        -------
      Total from investment operations                  $ (0.22)         $ (0.04)        $  0.24        $  0.09        $  0.74
                                                        -------          -------         -------        -------        -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.42)         $ (0.48)        $ (0.48)       $ (0.48)       $ (0.48)
  In excess of net investment income                      (0.01)           (0.00)+++       (0.02)         (0.01)          --
                                                        -------          -------         -------        -------        -------
      Total distributions declared to shareholders      $ (0.43)         $ (0.48)        $ (0.50)       $ (0.49)       $ (0.48)
                                                        -------          -------         -------        -------        -------
Net asset value - end of period                         $  3.78          $  4.43         $  4.95        $  5.21        $  5.61
                                                        =======          =======         =======        =======        =======
Total return                                              (4.99)%          (0.57)%          4.68%          1.55%         14.77%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.76%            0.70%           0.68%          0.69%          0.71%
  Net investment income(S)(S)                             10.43%           10.39%           9.38%          8.99%          8.86%
Portfolio turnover                                           72%              64%             91%           135%           137%
Net assets at end of period (000,000 Omitted)               $19              $22             $18             $9             $4

(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended January 31, 2002 and January 31, 2001 was as follows:

                                           JANUARY 31, 2002    JANUARY 31, 2001
-------------------------------------------------------------------------------
Distributions paid from ordinary income        $135,115,820        $131,100,749

During the year ended January 31, 2002 accumulated distributions in excess of net investment income decreased by $26,865 and accumulated net realized loss on investments and foreign currency transactions increased by $26,865 due to differences between book and tax accounting for foreign currency and defaulted bonds. This change had no effect on the net assets or net asset value per share. At January 31, 2002 accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for foreign currency, capital losses, and defaulted bonds.

As of January 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                         $   6,693,680
Capital loss carryforward                              (256,655,328)
Unrealized loss                                        (283,050,040)

At January 31, 2002, the fund, for federal income tax purposes, had a capital loss carryforward of $256,655,328 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration date.

              EXPIRATION DATE
              --------------------------------------------------
              January 31, 2003                      $ 30,373,319
              January 31, 2004                        35,661,057
              January 31, 2005                           --
              January 31, 2006                           --
              January 31, 2007                        17,432,351
              January 31, 2008                        10,853,391
              January 31, 2009                        24,778,024
              January 31, 2010                       137,557,186
                                                    ------------
                                                    $256,655,328
                                                    ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

Effective January 1, 2002, the management fee is computed daily and paid monthly at the following annual rates:

          First $1.4 billion of average net assets             0.46%
          In excess of $1.4 billion of average net assets      0.44%

Management fees incurred for the year ended January 31, 2002 were 0.48% average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $16,641 for the year ended January 31, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $388,651 for the year ended January 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. A portion of the distribution fee is currently being paid by the fund. Payment of the remaining 0.05% per annum Class A distribution fee is currently not imposed and will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $152,535 for the year ended January 31, 2002. Fees incurred under the distribution plan during the year ended January 31, 2002 were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $41,323 and $15,146 for Class B and Class C shares, respectively, for the year ended January 31, 2002. Fees incurred under the distribution plan during the year ended January 31, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 2002, were $17,837, $549,531, and $27,890 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,023,706,299 and $871,384,084, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,601,116,132
                                                               --------------
Gross unrealized depreciation                                   $(296,201,398)
Gross unrealized appreciation                                      34,654,236
                                                               --------------
    Net unrealized depreciation                                $ (261,547,162)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         YEAR ENDED JANUARY 31, 2002           YEAR ENDED JANUARY 31, 2001
                                    --------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          124,986,948       $ 504,275,563        88,604,978       $ 408,839,743
Shares issued to shareholders in
  reinvestment of distributions       11,851,007          47,354,914         9,902,995          45,606,340
Shares reacquired                   (116,527,121)       (473,174,865)      (76,862,111)       (361,406,880)
                                    ------------       -------------       -----------       -------------
    Net increase                      20,310,834       $  78,455,612        21,645,862       $  93,039,203
                                    ============       =============       ===========       =============

Class B shares
                                         YEAR ENDED JANUARY 31, 2002           YEAR ENDED JANUARY 31, 2001
                                    --------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           54,556,848       $ 221,355,406        41,260,303       $ 190,459,886
Shares issued to shareholders in
  reinvestment of distributions        5,600,435          22,403,358         4,874,156          22,470,299
Shares reacquired                    (48,383,361)       (195,387,483)      (42,635,635)       (198,921,467)
                                    ------------       -------------       -----------       -------------
    Net increase                      11,773,922       $  48,371,281         3,498,824       $  14,008,718
                                    ============       =============       ===========       =============

Class C shares
                                         YEAR ENDED JANUARY 31, 2002           YEAR ENDED JANUARY 31, 2001
                                    --------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           34,736,327       $ 139,668,225        20,355,331       $  93,692,042
Shares issued to shareholders in
  reinvestment of distributions        1,822,913           7,283,860         1,196,078           5,515,765
Shares reacquired                    (23,078,520)        (93,423,524)      (14,481,711)        (67,850,759)
                                    ------------       -------------       -----------       -------------
    Net increase                      13,480,720       $  53,528,561         7,069,698       $  31,357,048
                                    ============       =============       ===========       =============

Class I shares
                                         YEAR ENDED JANUARY 31, 2002           YEAR ENDED JANUARY 31, 2001
                                    --------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            1,465,988       $   5,798,155         2,567,419       $  11,956,127
Shares issued to shareholders in
  reinvestment of distributions          324,444           1,294,417           255,536           1,174,269
Shares reacquired                     (1,660,032)         (6,621,395)       (1,453,540)         (6,918,530)
                                    ------------       -------------       -----------       -------------
    Net increase                         130,400       $     471,177         1,369,415       $   6,211,866
                                    ============       =============       ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $14,694 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                       CONTRACTS TO                    CONTRACTS  NET UNREALIZED
   SETTLEMENT DATE  DELIVER/RECEIVE  IN EXCHANGE FOR    AT VALUE    APPRECIATION
--------------------------------------------------------------------------------
Sales      3/19/02   GBP  1,800,000       $2,550,960  $2,534,300         $16,660

At January 31, 2002 forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $225,296 with DB Clearing Services.

At January 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 2002 the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.499% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                     SHARE/
                                                    DATE OF       PRINCIPAL
DESCRIPTION                                     ACQUISITION          AMOUNT            COST           VALUE
-----------------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust, 10.875s, 2019          3/13/96      $5,185,425      $5,185,425      $2,089,623
Atlantic Gulf Communities Corp.                     9/25/95             690          --                   4
DLJ Mortgage Acceptance Corp., 8s, 2003             4/06/01           4,600       4,388,800       4,625,421
                                                                                                 ----------
                                                                                                 $6,715,048
                                                                                                 ==========

(9) Change in Accounting Principle
As required, effective February 1, 2001 the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to February 1, 2001 the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,785,312 reduction in cost of securities and a corresponding $1,785,312 decrease in net unrealized depreciation, based on securities held by the fund on February 1, 2001.

The effect of this change for the year ended January 31, 2002 was to decrease net investment income by $561,645, decrease net unrealized depreciation by $249,448 and decrease net realized losses by $312,197. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust III and the Shareholders of MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS High Income Fund (a series of MFS Series Trust III), including the portfolio of investments, as of January 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Fund as of January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 8, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   FOR THE YEAR ENDED JANUARY 31, 2002, THE AMOUNT OF DISTRIBUTIONS FROM
   INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 3.11%.
-------------------------------------------------------------------------------

MFS(R) HIGH INCOME FUND

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.


             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.
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OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/ 63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera, Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
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INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
John F. Addeo+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management
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MFS(R) HIGH INCOME FUND                                           -------------
                                                                    PRSRT STD
                                                                  U. S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------

[Logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MHI-2 03/02  104M  18/218/318/818